Colfax Reports Third Quarter 2019 Results

•	Achieved results at the upper end of expectations

•	Delivered 3.9% year-on-year sales growth in Medical Technology segment including 4.5% organic improvement

•	Improved Fabrication Technology operating income and adjusted EBITA margins by 290 basis points

•	Recently completed divestiture of Air & Gas Handling business, used proceeds to repay $1.6 billion of debt

ANNAPOLIS JUNCTION, MD - October 31, 2019 - Colfax Corporation (NYSE: CFX), a leading diversified technology company, today announced its financial results for the third quarter of 2019.

The Company reported net income from continuing operations of $4 million or $0.02 per share in the quarter, compared to $0.14 per share in the prior year quarter. Excluding strategic transaction costs, acquisition-related amortization costs, pension settlement losses, and restructuring costs, the Company reported adjusted net income of $0.50 per share versus $0.22 in the third quarter of 2018.

On a continuing operations basis, Colfax reported third quarter net sales of $847 million up 61.5% from the previous year’s quarter including the acquisition of DJO. The Medical Technology segment expanded 4.5% organically versus the prior year period. Growth in the Medical Technology segment was driven by continued momentum in Reconstructive and a return to growth in Prevention & Rehabilitation. The Fabrication Technology segment grew 2.9% but declined organically by 0.6%.

Third quarter adjusted EBITA was $126 million with adjusted EBITA margin of 14.9% including strong operating execution in the Fabrication Technology segment. Fabrication Technology adjusted EBITA margins increased 290 basis points to 15.2% through a combination of cost reductions, productivity improvements, and pricing benefits. The Medical Technology segment achieved adjusted EBITA margins of 18.5%, up 200 basis points sequentially from the second quarter.

“Our third quarter results reflect the strong performance of our new Colfax portfolio,” said Matt Trerotola, Colfax President and CEO. “The successful divestiture of our Air & Gas Handling business marks the completion of our pivot to the new Colfax and we have reshaped the Company to be more profitable and less cyclical. Our new portfolio also generates higher and more consistent cash flow, and we remain confident in our ability to generate substantial free cash flow next year.

“We exceeded our operational performance expectations despite softer Fabrication Technology end markets, and we expect a strong finish to the year. We also made additional progress in Medical Technology, returning Prevention and Rehabilitation to solid growth.”

The Company announced that it is reaffirming its 2019 adjusted EPS outlook from continuing operations of $1.90 to $2.00. Colfax will provide additional information in its call with investors scheduled for later today.

Conference Call and Webcast

Colfax will host a conference call to provide details about its results today at 8:00 a.m. EDT. The call will be open to the public by calling +1-877-303-7908 (U.S. callers) or +1-678-373-0875 (international callers) and referencing the conference ID number 7646778 or through webcast via Colfax’s website at www.colfaxcorp.com under the “Investors” section. Access to a supplemental slide presentation can also be found at the Colfax website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call.

About Colfax Corporation

Colfax Corporation is a leading diversified technology company that provides orthopedic and fabrication technology products and services to customers around the world, principally under the DJO and ESAB brands. Colfax believes that its brands are among the most highly recognized in each of the markets that it serves. The Company uses its Colfax Business System (“CBS”), a comprehensive set of tools, processes and values, to create superior value for customers, shareholders and associates. Colfax’s common stock is traded on the NYSE under the ticker “CFX.”

Non-GAAP Financial Measures and Other Adjustments

Colfax has provided in this press release financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted EBITA (earnings before interest, taxes and amortization), adjusted EBITA margin, organic sales growth, and organic order growth. Colfax also provides adjusted EBITA and adjusted EBITA margin on a segment basis.

•Adjusted net income represents net income (loss) from continuing operations excluding restructuring and other related charges, pension settlement loss, debt extinguishment charges, acquisition-related amortization and other non-cash charges, strategic transaction costs, and loss on short-term investments related to the 2017 divestiture of the Fluid Handling business.
•Adjusted EBITA represents net income (loss) from continuing operations excluding restructuring and other related charges, acquisition-related amortization and other non-cash charges, and strategic transaction costs, as well as provision (benefit) for income taxes, loss on short-term investments, interest expense, net and pension settlement loss. Colfax presents adjusted EBITA margin, which is subject to the same adjustments as adjusted EBITA. Further, Colfax presents adjusted EBITA (and adjusted EBITA margin) on a segment basis, where we exclude the impact of strategic transaction costs and acquisition-related amortization and other non-cash charges from segment operating income.
•Core or organic sales growth and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations.

These non-GAAP financial measures assist Colfax management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to discrete restructuring plans that are fundamentally different from the ongoing productivity improvements of the Company. Colfax management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

In this document, Colfax presents forward-looking adjusted EPS guidance. Colfax does not provide such outlook on a GAAP basis because changes in the items that Colfax excludes from GAAP to calculate the adjusted EPS measures can be dependent on future events that are less capable of being controlled or reliably predicted by management and are not part of Colfax’s routine operating activities. Additionally, management does not forecast many of the excluded items for internal use and therefore cannot create or rely on outlook done on a GAAP basis.

CAUTIONARY NOTE CONCERNING FORWARD LOOKING STATEMENTS

This press release may contain forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on Colfax’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax’s results to differ materially from current expectations include, but are not limited to, the factors detailed in Colfax’s reports filed with the U.S. Securities and Exchange Commission including its 2018 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q for the period ended June 28, 2019 under the caption “Risk Factors.” In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. Colfax disclaims any duty to update the information herein.

The term “Colfax” in reference to the activities described in this press release may mean one or more of Colfax’s global operating subsidiaries and/or their internal business divisions and does not necessarily indicate activities engaged in by Colfax Corporation.

Contact:

Terry Ross
Colfax Corporation
+1-301-323-9090
investorrelations@colfaxcorp.com

Colfax Corporation
Condensed Consolidated Statements of Operations
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2019	September 28, 2018	September 27, 2019	September 28, 2018

Net sales	$846,519	$524,022	$2,439,085	$1,618,152
Cost of sales	478,377	352,749	1,433,872	1,070,371
Gross profit	368,142	171,273	1,005,213	547,781
Selling, general and administrative expense	290,500	129,558	846,288	403,370
Restructuring and other related charges	9,781	6,659	47,197	19,643
Operating income	67,861	35,056	111,728	124,768
Pension settlement loss	33,616	—	33,616	—
Interest expense, net	31,828	11,611	86,820	33,455
Loss on short-term investments	—	—	—	10,128
Income (loss) from continuing operations before income taxes	2,417	23,445	(8,708)	81,185
Provision (benefit) for income taxes	(1,353)	6,787	6,840	(4,076)
Net income (loss) from continuing operations	3,770	16,658	(15,548)	85,261
Loss from discontinued operations, net of taxes	9,024	18,544	(486,265)	20,762
Net income (loss)	12,794	35,202	(501,813)	106,023
Less: income attributable to noncontrolling interest, net of taxes	2,320	3,892	8,970	11,721
Net income (loss) attributable to Colfax Corporation	$10,474	$31,310	(510,783)	94,302
Net income (loss) per share - basic
Continuing operations	$0.02	$0.14	$(0.14)	$0.69
Discontinued operations	$0.06	$0.13	$(3.63)	$0.09
Consolidated operations	$0.08	$0.27	$(3.77)	$0.78
Net income (loss) per share - diluted
Continuing operations	$0.02	$0.14	$(0.14)	$0.69
Discontinued operations	$0.06	$0.13	$(3.63)	$0.09
Consolidated operations	$0.08	$0.26	$(3.77)	$0.77

Colfax Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Amounts in millions, except per share data
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2019	September 28, 2018	September 27, 2019	September 28, 2018
Adjusted Net Income and Adjusted Net Income Per Share	(Dollars in millions)
Net income (loss) from continuing operations attributable to Colfax Corporation (1)	$2.9	$16.2	$(18.6)	$83.5
Restructuring and other related charges - pretax (2)	13.3	6.7	50.7	19.6
Pension settlement loss - pretax	33.6	—	33.6	—
Debt extinguishment charges - pretax	—	—	0.8	—
Acquisition-related amortization and other non-cash charges - pretax (3)	43.7	8.7	124.1	28.1
Strategic transaction costs - pretax (4)	0.9	—	56.7	—
Loss on short-term investments - pretax	—	—	—	10.1
Tax adjustment (5)	(26.0)	(5.8)	(55.4)	(29.6)
Adjusted net income from continuing operations	$68.5	$25.7	$191.9	$111.8
Adjusted net income margin from continuing operations	8.1%	4.9%	7.9%	6.9%
Weighted-average shares outstanding - diluted (in millions)	137.1	118.5	136.3	121.8

Adjusted net income per share continuing operations	$0.50	$0.22	$1.41	$0.92

Net income (loss) per share - diluted from continuing operations (GAAP)	$0.02	$0.14	$(0.14)	$0.69
__________
(1) Net income from continuing operations attributable to Colfax Corporation for the respective periods is calculated using Net income from continuing operations less the continuing operations component of the income attributable to noncontrolling interest, net of taxes of $0.9 million and $3.1 million for the three and nine months ended September 27, 2019 and $0.4 million and $1.7 million for the three and nine months ended September 28, 2018, respectively.
(2) Includes $3.5 million of expense classified as Cost of sales on the Company’s Condensed Consolidated Statements of Operations for the three months ended September 27, 2019.
(3) Includes amortization of acquired intangibles and fair value charges on acquired inventory.
(4) Includes costs incurred for the acquisition of DJO.
(5) The effective tax rates used to calculate adjusted net income and adjusted net income per share were 26.2% and 24.2% for the three and nine months ended September 27, 2019 and 32.5% and 18.3% for the three and nine months ended September 28, 2018, respectively.

Colfax Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
Dollars in millions
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2019	September 28, 2018	September 27, 2019	September 28, 2018
	(Dollars in millions)
Net income (loss) from continuing operations (GAAP)	$3.8	$16.7	$(15.5)	$85.3
Provision (benefit) for income taxes	(1.4)	6.8	6.8	(4.1)
Loss on short-term investments(1)	—	—	—	10.1
Interest expense, net(2)	31.8	11.6	86.8	33.5
Pension settlement loss	33.6	—	33.6	—
Restructuring and other related charges(3)	13.3	6.7	50.7	19.6
Strategic transaction costs(4)	0.9	—	56.7	—
Acquisition-related amortization and other non-cash charges(5)	43.7	8.7	124.1	28.1
Adjusted EBITA (non-GAAP)	$125.8	$50.4	$343.2	$172.5
Net income (loss) margin from continuing operations (GAAP)	0.4%	3.2%	(0.6)%	5.3%
Adjusted EBITA margin (non-GAAP)	14.9%	9.6%	14.1%	10.7%
__________
(1) Includes the gain on disposal and the change in fair value of the CIRCOR shares received as partial consideration for the Fluid Handling business sale.
(2) The nine months ended September 27, 2019 includes $0.8 million of debt extinguishment charges related to the first quarter of 2019.
(3) Restructuring and other related charges includes $3.5 million of expense classified as Cost of sales on the Company’s Condensed Consolidated Statements of Operations for the three and nine months ended September 27, 2019.
(4) Includes costs incurred for the acquisition of DJO.
(5) Includes amortization of acquired intangibles and fair value charges on acquired inventory.

Colfax Corporation
Change in Sales
Dollars in millions
(Unaudited)

	Three Months Ended		Nine Months Ended
	Net Sales	%	Net Sales	%
	(Dollars in millions)
For the three and nine months ended September 28, 2018	$524.0		$1,618.2
Components of Change:
Existing Businesses(1)	(3.2)	(0.6)%	41.0	2.5%
Acquisitions(2)	340.4	65.0%	856.0	52.9%
Foreign Currency Translation(3)	(14.7)	(2.8)%	(76.1)	(4.7)%
	322.5	61.5%	820.9	50.7%
For the three and nine months ended September 27, 2019	$846.5		$2,439.1
__________
(1) Excludes the impact of foreign exchange rate fluctuations and acquisitions, thus providing a measure of growth due to factors such as price, product mix and volume.
(2) Represents the incremental sales as a result of our acquisitions discussed previously.
(3) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales, valued at current year foreign exchange rates.

Colfax Corporation
Condensed Consolidated Balance Sheets
Dollars in thousands, except share amounts
(Unaudited)

	September 27, 2019	December 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$127,065	$77,153
Trade receivables, less allowance for doubtful accounts of $40,864 and $26,844	576,139	386,588
Inventories, net	584,351	359,655
Other current assets	198,232	137,801
Current portion of assets held for sale	2,013,345	997,244
Total current assets	3,499,132	1,958,441
Property, plant and equipment, net	478,806	327,155
Goodwill	2,784,249	1,497,832
Intangible assets, net	2,262,377	628,300
Lease asset - right of use	159,999	—
Other assets	406,709	463,525
Assets held for sale, less current portion	—	1,740,705
Total assets	$9,591,272	$6,615,958

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$29,654	$5,020
Accounts payable	376,406	291,233
Customer advances and billings in excess of costs incurred	16,566	16,827
Accrued liabilities	431,333	274,017
Current portion of liabilities held for sale	651,718	612,248
Total current liabilities	1,505,677	1,199,345
Long-term debt, less current portion	4,002,365	1,192,408
Non-current lease liability	123,238	—
Other liabilities	827,054	651,864
Liabilities held for sale, less current portion	—	95,395
Total liabilities	6,458,334	3,139,012
Equity:
Common stock, $0.001 par value; 400,000,000 shares authorized; 117,756,730 and 117,275,217 issued and outstanding	118	117
Additional paid-in capital	3,434,617	3,057,982
Retained earnings	496,423	991,838
Accumulated other comprehensive loss	(949,150)	(780,177)
Total Colfax Corporation equity	2,982,008	3,269,760
Noncontrolling interest	150,930	207,186
Total equity	3,132,938	3,476,946
Total liabilities and equity	$9,591,272	$6,615,958

Colfax Corporation
Condensed Consolidated Statements of Cash Flows
Dollars in thousands
(Unaudited)

	Nine Months Ended
	September 27, 2019	September 28, 2018
Cash flows from operating activities:
Net (loss) income	$(501,813)	$106,023
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Held for sale impairment loss	481,000	—
Depreciation, amortization and other impairment charges	190,577	110,597
Stock-based compensation expense	17,005	18,867
Non-cash interest expense	5,674	3,332
Loss on short-term investments	—	10,128
Deferred income tax benefit	(18,673)	(21,730)
Gain on sale of property, plant and equipment	(140)	(8,211)
Loss on sale of business	—	4,337
Pension settlement loss	77,390	—
Changes in operating assets and liabilities:
Trade receivables, net	29,071	(51,722)
Inventories, net	(54,256)	(56,951)
Accounts payable	(98,920)	6,486
Income taxes	(39,909)	(12,019)
Customer advances and billings in excess of costs incurred	33,149	18,970
Changes in other operating assets and liabilities	(54,406)	(27,299)
Net cash provided by operating activities	65,749	100,808
Cash flows from investing activities:
Purchases of property, plant and equipment	(100,383)	(40,247)
Proceeds from sale of property, plant and equipment	7,474	17,758
Acquisitions, net of cash received	(3,136,777)	(83,846)
Sale of short-term investments, net	—	139,480
Proceeds from sale of business, net	—	18,626
Net cash (used in) provided by investing activities	(3,229,686)	51,771
Cash flows from financing activities:
Payments under term credit facility	(533,437)	(93,750)
Proceeds from borrowings under notes and term credit facility	2,725,000	—
Proceeds from borrowings on revolving credit facilities and other	1,780,085	911,772
Repayments of borrowings on revolving credit facilities and other	(1,136,186)	(722,573)
Payment of debt issuance costs	(24,402)	—
Proceeds from tangible equity units, net	377,814	—
Proceeds from issuance of common stock, net	4,787	4,648
Payment for noncontrolling interest share repurchase	(93,087)	—
Payments for common stock repurchases	—	(200,000)
Other	(9,680)	(1,038)
Net cash provided by (used in) financing activities	3,090,894	(100,941)
Effect of foreign exchange rates on Cash and cash equivalents	(5,216)	(27,757)
(Decrease) increase in Cash and cash equivalents	(78,259)	23,881
Cash and cash equivalents, beginning of period	245,019	262,019
Cash and cash equivalents, end of period	$166,760	$285,900